Summary Prospectus dated February 1, 2010

Eaton Vance-Atlanta Capital SMID-Cap Fund Class /Ticker A/EAASX C/ECASX I/EISMX R/ERSMX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to seek long-term capital growth. The Fund currently invests its assets in SMID-Cap Portfolio, a separate registered investment company with the same objective and policies as the Fund.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 14 of the Fund’s Prospectus and page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R

Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment(1)	Class A	Class C	Class I	Class R

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a	0.50%
Other Expenses(2)	0.47%	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.72%	2.47%	1.47%	1.97%
Expense Reimbursement(3)	(0.52)%	(0.52)%	(0.52)%	(0.52)%
Net Annual Fund Operating Expenses	1.20%	1.95%	0.95%	1.45%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.
(2)	"Other Expenses" for Class C shares and Class R shares are estimated.
(3)	The administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent Total Annual Fund Operating Expenses exceed 1.20% for Class A, 1.95% for Class C, 0.95% for Class I and 1.45% for Class R. This expense reimbursement will continue through January 31, 2011. Thereafter, the expense reimbursement may be changed or terminated at any time. The expense reimbursement relates to ordinary operating expenses only and amounts reimbursed may be subject to recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$690	$1,038	$1,409	$2,448	$690	$1,038	$1,409	$2,448
Class C shares	$298	$ 720	$1,269	$2,767	$198	$ 720	$1,269	$2,767
Class I shares	$97	$ 414	$ 753	$1,713	$97	$ 414	$ 753	$1,713
Class R shares	$148	$ 568	$1,014	$2,254	$148	$ 568	$1,014	$2,254

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of companies with small to mid-sized market capitalizations (“small to mid-cap stocks”). The Fund will normally invest in common stocks of companies having market capitalizations within the range of companies comprising the Russell 2500 Index (“Russell 2500"). Under normal circumstances, the Fund invests at least 80% of its net assets in small to mid-cap stocks (the “80% policy”). The Fund may also invest in larger companies. The Fund’s investment objective may not be changed without shareholder approval.

The Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). The Fund may also lend its securities.

The Fund invests in a diversified portfolio of common stocks, emphasizing quality small to mid-sized companies whose stocks are considered to trade at attractive valuations relative to earnings or cash flow per share. A company’s financial quality is determined by analysis of its financial statements and the use of “financial quality ratings” provided by nationally recognized rating services or as determined by the investment adviser when the company is not rated or when the investment adviser believes the assigned financial quality rating is not an accurate reflection of the company’s quality. Quality companies are generally “seasoned”, meaning they have five or more years of operations. The investment adviser seeks to purchase stocks of companies capable of sustaining consistent earnings growth while maintaining a strong financial condition. Sustainable earnings growth is determined by rigorous fundamental analysis of a company’s financial trends, products and services and other factors. The Fund is diversified across various economic sectors. The investment adviser may sell a security when its fundamentals deteriorate or when it is no longer attractively valued.

Principal Risks

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The prices of stocks held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Depositary receipts are subject to many of the risks associated with investing in foreign securities including political and economic risks.

Smaller Companies Risk. Smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group, or lack substantial capital reserves or an established performance record. There is generally less publicly available information about such companies than for larger, more established companies.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class I shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2002 through December 31, 2009, the highest quarterly total return for Class I was 17.67% for the quarter ended June 30, 2009, and the lowest quarterly return was –19.66% for the quarter ended December 31, 2008.

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Life of Fund

Class A Return Before Taxes	27.16%	4.64%	5.89%
Class C Return Before Taxes	33.71%	5.84%	6.69%
Class I Return Before Taxes	35.25%	6.15%	6.93%
Class I Return After Taxes on Distributions	35.25%	5.11%	6.23%
Class I Return After Taxes on Distributions and the Sale of Class I Shares	22.92%	5.13%	5.94%
Class R Return Before Taxes	34.82%	5.86%	6.57%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	34.39%	1.58%	5.24%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.51%	4.04%

These returns reflect the maximum sales charge for Class A (5.75%). The Class A performance shown above for periods prior to November 28, 2003 is the performance of Class I, adjusted for the sales charge that applies to Class A shares (but not adjusted for any other differences in expenses of the classes). The Class C performance shown above for periods prior to October 1, 2009 is the performance of Class A, adjusted to reflect any applicable sales charges (but not adjusted for any other differences in expenses of the two classes.) Class C performance shown above for periods prior to November 28, 2003 is the performance of Class I, adjusted to reflect any applicable sales charge that applies to Class C shares (but not adjusted for any other differences in expenses of the classes). The Class R performance shown above for periods between to August 3, 2009 (re-commencement of operations) and September 11, 2004 (date of closing of Class R) is the performance of Class A, adjusted to reflect any applicable sales charges (but not adjusted for any other differences in expenses of the two classes.) Returns prior to September 11, 2004 reflect actual total return of the Class R shares. If adjusted for expenses, the returns would be different. Class A, Class C, Class I and Class R commenced operations on November 28, 2003, October 1, 2009, April 30, 2002 and August 3, 2009, respectively. Life of Fund returns are calculated from April 30, 2002. The Fund’s benchmark is the Russell 2500 Index, a market-capitalization weighted unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. The Russell 2000 Index is a market-capitalization weighted unmanaged index of the 2,000 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index. (Source for the Russell 2500 Index and Russell 2000 Index returns: Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class I shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Investment Sub-Adviser. Atlanta Capital Management Company, LLC (“Atlanta Capital”)

Portfolio Managers.

William O. Bell, IV, Vice President of Atlanta Capital, has managed the Portfolio since 2005.

W. Matthew Hereford, Vice President of Atlanta Capital, has managed the Portfolio since 2005.

Charles B. Reed, Managing Director of Atlanta Capital, has managed the Portfolio since 2002 (commencement of operations).

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, Class C and Class R shares and $250,000 for Class I shares (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4266-2/10	ACMSMID-CSP	© 2010 Eaton Vance Management